AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               --------------------------------------------------


         THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT") is made as of this _30th_ day of June, 2004 by and between LASERSIGHT INCORPORATED, a Delaware corporation (the "COMPANY"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as successor to GE HFS HOLDINGS, INC., a Delaware corporation f/k/a (name change effective 05/03) HELLER HEALTHCARE FINANCE, INC., and its affiliates and assigns (collectively, "Lender"). This Agreement is made in connection with the issuance by the Company of an amended and restated warrant to Lender (the "WARRANT"), pursuant to which Lender may purchase and the Company may hereafter issue up to those number of shares (the "WARRANT SHARES") of the Company's Common Stock set forth in the Warrant from time to time upon the exercise of the Warrant. The Company hereby confirms that the rights granted under this Agreement constitute a material inducement to Lender to accept the Warrant in connection with the transactions under which the Warrant is being issued.

         NOW THEREFORE, the parties hereby agree as follows:

         1. DEFINITIONS. In addition to those terms defined elsewhere in this Agreement, the following terms shall have the following meanings wherever used in this Agreement:"BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  "COSTS AND EXPENSES" means all of the costs and expenses relating to any Registration Statement, including but not limited to registration, filing and qualification fees, blue sky expenses, costs of listing any shares on any exchange or automated quotation system, printing expenses, fees and disbursements of counsel to the Company, accounting fees, the reasonable fees and disbursements of counsel to the Holders (provided that if there is more than one Holder, then the reasonable fees and disbursements of one counsel selected by the Holders beneficially owning at least a majority of the Warrant Shares then issued and outstanding and issuable under the Warrants); PROVIDED; HOWEVER, that underwriting discounts and commissions attributable solely to the securities registered for the benefit of the Holders and all other expenses attributable solely to the Holders shall be borne by them.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FORM S-4" AND "FORM S-8" means such respective forms under the Securities Act as in effect on the date of this Agreement or any successor registration forms subsequently adopted by the Securities and Exchange Commission (the "SEC") or any successor regulatory authority.

                  "HOLDBACK PERIOD" See Section 6.

                  "HOLDER" OR "HOLDERS" means any person or person owning or having the right to acquire Registerable Securities.

                  "REGISTERABLE SECURITIES" means the Warrant Shares and any security issued (or issuable upon the conversion or exercise of any warrant, right or other security issued or granted as a dividend or distribution with respect to any Warrant Shares) as a dividend or other distribution with respect to, or in exchange for, or in replacement of, any Warrant Shares.

                  "REGISTRATION"   means  any   registration   of   Registerable
Securities pursuant to a registration statement filed by the Company with the SEC in respect of any class of Registerable Securities (other than a registration statement in respect of employee stock options or other employee benefit plans on Form S-3 or Form S-8 or any equivalent form or registration then in effect).

                  "REGISTRATION NOTICE" See Section 3(a).

                  "REGISTRATION PERIOD" See Section 2(b).

                  "REGISTRATION STATEMENT" means any registration statement filed or to be field by the Company in respect of any Registration.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and any successor statute from time to time.

                  "SHELF REGISTRATION STATEMENT" See Section 2(a).

         2. DEMAND REGISTRATION.

            (a) The Company shall: (i) prepare and, not more than ninety (90) days after the date on which this Agreement was originally executed, have filed with the SEC a Registration Statement in respect of all the Registerable Securities on an appropriate form for a secondary offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act (the "SHELF REGISTRATION STATEMENT"); and (ii) use its best efforts to cause the Shelf Registration Statement to become effective as soon as practicable after such filing. In addition to the Registerable Securities, the Company may include in the Shelf Registration Statement shares of Common Stock held by any holder of equity securities of the Company or any securities convertible into or exercisable or exchangeable for such equity securities, which holder is entitled by written agreement with the Company to have some or all of such securities included in the Shelf Registration Statement.

            (b) The Company shall use its best efforts to keep the Shelf Registration Statement continuously effective at all times until such date as is the earlier of: (i) the date on which all of the Registerable Securities have been sold, and (ii) the date on which all of the Registerable Securities may be immediately sold to the public without registration conditions or limitations whatsoever (including limitations or restrictions related to affiliates), whether pursuant to Rule 144 promulgated under the Securities Act or otherwise. (The period of time commencing on the date the Shelf Registration Statement is declared effective and, subject to this Section 2, ending on the earliest of the foregoing dates is referred to as the "REGISTRATION PERIOD"). The Registration Period shall be extended by the duration of any Holdback Period.

            (c) Subject to Sections 3 and 4 hereof, the Company shall promptly supplement or amend the Shelf Registration Statement if required by the Securities Act to keep such Registration Statement effective during the Registration Period.

            (d) Each Holder shall notify the Company promptly, but in any event within five business days, after the date on which all Registerable Securities owned by such Holder have been sold by such Holder so that the Company may comply with its obligation to terminate the Shelf Registration Statement in accordance with Item 512 of Regulation S-K.

         3. PIGGYBACK REGISTRATION.

            (a) Subject to the provisions of this Agreement, if the Company shall at any time after the date of this Agreement propose a Registration, then the Company shall give to each Holder written notice (the "REGISTRATION NOTICE") of such proposed Registration not less than thirty (30) days prior to the initial filing of a Registration Statement relating to such proposed Registration, and shall, subject to the limitations provided in Section 4, include in such Registration Statement all or a portion of the Registerable Securities owned by each Holder, as and to the extent that such Holder may request the same to be so included by means of written notice given to the Company within fifteen (15) days after the Company's giving of the Registration Notice.

            (b) Each Holder shall be permitted to withdraw all or any part of its Registerable Securities from a Registration Statement by written notice to the Company given at any time prior to the effective date of the Registration Statement.

            (c) Subject to the terms of Section 4 (b), the Company will use its best efforts to effect any Registration under this Section 3 as soon as practicable after giving the Registration Notice, and to cause such Registration Statement to become effective.

         4. TERMS AND CONDITIONS OF THE COMPANY'S OBLIGATIONS. Notwithstanding anything to the contrary contained in this Agreement, the Company's obligation to include the Registerable Securities in any Registration Statement pursuant to Sections 2 and 3 shall be subject, at the option of the Company, to the following further conditions:

            (a) With respect solely to any piggyback Registration effectuated in accordance with Section 3 hereof, if an underwriter is engaged by the Company in connection with such Registration, the distribution for the account of the Holder shall be underwritten by the same underwriters (if any) who are underwriting the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement, and the Holder and such other persons whose securities are covered by such Registration Statement shall enter into an agreement with such underwriters containing customary indemnification and other provisions;

            (b) If at any time after giving the Registration Notice, and prior to the effective date of the Registration Statement filed in connection with such Registration Notice, the Company shall determine for any reason not to proceed with, the subject Registration, the Company may, at its election, give written notice of such determination to the Holder and, thereupon, shall be relieved of its obligation to register any of the Holder's Registerable Securities in connection with such Registration, PROVIDED, HOWEVER, that the Company may not delay a Demand Registration made pursuant to Section 2 of this Agreement in accordance with this Registration.

            (c) If, in connection with an underwritten  public offering pursuant to a Registration Statement, the managing underwriter(s) thereof shall advise the Company in writing that the inclusion of all of the Registerable Securities and other securities of the Company to be included in such Registration (the "Other Securities") would interfere with the successful marketing (including pricing) of all of the Company's securities requested to be so included (but which shall not refer to any securities held, or to be newly issued, by the Company), then the Company will promptly furnish each such Holder of Registerable Securities, and any holders (the "Other Holders") of Other

Securities including any officers, directors and/or affiliates of the Company, with a copy of such written statement and may require, by written notice to each such Holder and such Other Holders, that all or a specified portion of such Holder's Registerable Securities and all of such Holder's and Other Holders' Other Securities be excluded from such distribution (in case of an exclusion of all or only a portion of such Registerable Securities and Other Securities, such portion to be allocated among the Holder and Other Holders in proportion to the respective number of shares of Registerable Securities and Other Securities so requested to be registered pursuant to such Registration Statement by all such Holder and Other Holders); and

            (d) The Company shall not be obligated to effect any registration of Registerable Securities incidental to the registration of any of its securities in connection with stock option or other employee benefit plans or incidental to the registration of any non-equity securities convertible into equity securities whether such registration is effected on Form S-4, Form S-8, or other permitted form.

5. REGISTRATION PROCEDURES. In the case of each Registration effected by the Company in which Registerable Securities are to be registered for resale for the account of any Holder, the Company will use its best efforts to:

            (a) Furnish to counsel selected by each Holder copies of all Registration Statements or prospectuses or any amendments or supplements thereto proposed to be filed with the SEC, which documents will be subject to review by such counsel before filing solely with regard to any information contained therein which pertains to the subject Holder;

            (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the Registration Period required by this Agreement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the Registration Period;

            (c)  Furnish to each  subject  Holder  such number of copies of such
Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as the Holder may reasonably require in order to facilitate the disposition of the Registerable Securities owned by and registered on behalf of such Holder;

            (d) Register or qualify such Registerable Securities under such other securities or blue sky laws of such states as the Holder reasonably requires and do any and all other acts and things which may be reasonably necessary or advisable to enable each subject Holder to consummate the disposition of the Registerable Securities in such jurisdictions (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

            (e) Notify each subject Holder, at any time when a prospectus relating to a Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in a Registration Statement contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not materially misleading, and promptly prepare and file a supplement or amendment to such prospectus so that, as thereafter delivered to the purchaser(s) of Registerable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statement therein not misleading; and

            (f) Cause all subject Registerable Securities to be listed for trading on each securities exchange or automated quotation system on which similar securities issued by the Company as those which are the subject of such Registration Statement are then listed.

6. LOCK-UP AGREEMENTS. If the Registerable Securities are included, or are to be included, in a Registration Statement which includes a public offering of shares of the Company's Common Stock being effectuated by the Company (the "Public Offering") and if reasonably requested in advance by the Company and any managing underwriter, the parties hereto agree to enter into a lock-up agreement (the "Lock Up") pursuant to which they will not offer, sell or otherwise dispose of the Registerable Securities (except for Registerable Securities sold pursuant to such Registration Statement) for a period of up to ninety (90) days following the effective date of a Registration Statement for the Public Offering (the "Holdback Period") without the prior consent of the Company and the managing underwriter, which consent shall not be unreasonably withheld, provided however, that the Holder shall not be obligated to enter into a lock-up agreement unless:

            (a) Any Other Holder of Other Securities, including officers, directors and affiliates of the Company, consents to and agrees to be bound by the terms of the Lock Up; and

            (b) The Company and the managing underwriter provide at least thirty
(30) days advance written notice to the Holders of the request for the Holdback Period.

         7. COSTS AND EXPENSES. The Company shall bear any and all of the Costs and Expenses of Registration under Sections 2 and 3 of this Agreement; provided, however, that with respect to Registration under Section 3 of this Agreement, each Holder shall pay, pro rata based upon the number of its Registerable Securities included therein, the reasonable underwriter's discounts, commissions and compensation attributable solely to the inclusion of such Registerable Securities in the public offering.

         8. INDEMNIFICATION BY THE COMPANY.

(a) The Company will indemnify each Holder from and against any claim, loss, cost, charge or liability of any kind, including amounts paid in settlement and reasonable attorneys' fees, which may be incurred by such Holder as a result of any breach of any representation or warranty or covenant of the Company contained in this Agreement or in any certificate delivered on the closing date of the public offering by the Company or the effective date of the Registration Statement, with such indemnification to be made within thirty (30) days of receipt of written request therefor.

(b) The Company shall indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for any Holder, each shareholder, affiliate, officer and director of a Holder, legal counsel and accountants for a Holder, and each person, if any, who controls a Holder or such underwriter within the meaning of the Securities Act, against any losses, expenses, claims, damages or liabilities, joint or several, to which such Holder or any such underwriter, officer, director or controlling person becomes subject, under the Securities Act or any rule or regulation thereunder or otherwise, insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) (i) are caused by any untrue statement or alleged untrue statement or any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the effective date thereof, in any Registration Statement of which Warrant Shares or other securities acquired by the Holder by virtue of their ownership of Warrant Shares or the Warrants were the subject, the prospectus contained therein, any amendment or supplement thereto, or any other document related to such Registration Statement, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) arise out of any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to actions or omissions otherwise required of the Company in connection with such registration. The Company shall reimburse each Holder and any such underwriter, officer, director or controlling person for any legal or other expenses reasonably incurred by such Holder, or any such officer, director, underwriter or controlling person in connection with investigating, defending or settling any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable to such persons in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company in writing by such person expressly for inclusion in any of the foregoing documents. This indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company.

         9. INDEMNIFICATION BY THE HOLDER. Each Holder participating in the Registration shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed a Registration Statement, legal counsel and accountants for the Company, each person (if any) who controls the Company within the meaning of the Securities Act and any underwriter (as defined in the Securities Act) for the Company, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or underwriter may become subject under the Securities Act or any rule or regulation thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) are caused solely by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement, or contained, on the effective date thereof, in any Registration Statement of which such Holder's Warrant Shares were the subject, the prospectus contained therein, any amendment or supplement thereto, or any other document related to such Registration Statement, or (ii) arise out of or are based solely upon the omission or alleged omissions to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of each of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by such Holder expressly for inclusion in any of the foregoing documents. This indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the subject Holder.

         10. ADDITIONAL PROVISIONS REGARDING INDEMNIFICATION.

            (a) Each  Holder  and each  other  person  indemnified  pursuant  to
Section 8 above shall, in the event that it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in the Company's having to indemnify it pursuant to
Section 8 above, promptly notify the Company, in writing, of the commencement of such action and permit the Company, if the Company so notifies such Holder within fifteen (15) days after receipt by the Company of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to such Holder at the Company's expense; PROVIDED, HOWEVER, that such Holder or other indemnified person shall be entitled to retain its own counsel at its own expense. The omission to notify the Company promptly of the commencement of any such action shall not relieve the Company of any liability to indemnify such Holder or such other indemnified person, as the case maybe, under Section 8 above, except to the extent that the Company shall suffer any loss by reason of such failure to give notice, and shall not relieve the Company of any other liabilities which it may have under this Agreement or any other agreement with Holder.

            (b) The  Company  and each  other  person  indemnified  pursuant  to
Section 9 above shall, in the event that it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in any Holder having to indemnify it pursuant to Section 9, promptly notify such Holder, in writing, of the commencement of such action and permit such Holder, if such Holder so notifies the Company within fifteen
(15) days after receipt by such Holder of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to the Company; PROVIDED, HOWEVER, that the Company or other indemnified person shall be entitled to retain its own counsel at the
Company's expense. The omission to notify any Holder promptly of the commencement of any such action shall not relieve such Holder of liability to indemnify the Company or such other indemnified person, as the case may be, under Section 9 above, except to the extent that the subject Holder shall suffer any loss by reason of such failure to give notice, and shall not relieve such Holder of any other liabilities which it may have under this Agreement or any other agreement with the Company.

            (c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

            (d) (i) If a court of competent jurisdiction determines that the foregoing indemnity provided under Sections 8 and 9 above is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses. (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or
(B) if the allocation provided by clause (A) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, then in such proportion as is appropriate to reflect, not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not also guilty of fraudulent misrepresentation.

         11. RULE 144. With the view of making available to a Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule that may at any time permit a Holder to sell securities of the Company without Registration, the Company agrees to:

            (a) Use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

            (b) Use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and

            (c) So long as any Holder owns any Registerable Shares, to furnish to such Holder upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of its most recent annual or quarterly report, and such other information as a Holder may reasonably request in order to permit such Holder to take advantage of Rule 144.

         12. NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be given in the manner provided in the Warrant.

         13. WAIVER AND AMENDMENT. No waiver, amendment or modification of this Agreement or of any provision of this Agreement shall be valid unless evidenced by a writing duly executed by the Company and Holders of a majority of the Warrant Shares then issued and held and/or issuable upon future exercise of the Warrants. No waiver of any default hereunder shall be deemed a waiver of any other, prior or subsequent default hereunder.

         14. GOVERNING LAW. This Agreement shall be governed, construed and controlled by and under the substantive laws of the State of Maryland without regard to principles of conflicts of laws.

         15. ASSIGNEES. This Agreement is solely for the benefit of the Company, Lender, the Holders, and any person(s) acquiring Warrant Shares from a Holder thereof. No other transferees of Warrant Shares shall be entitled to derive any benefit herefrom.

         16. CAPTIONS.  The captions and Section headings used in this Agreement
are  for   convenience   only,  and  shall  not  affect  the   construction   or
interpretation of this Agreement or any of the provisions of this Agreement.

         17. ENTIRE AGREEMENT. This Agreement constitutes the sole and entire agreement and understanding between the parties hereto as to the subject matter of this Agreement, and supersedes all prior discussions, agreements and understandings of every kind and nature between them as to such subject matter.

                            [SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the Company and Lender have executed this Agreement as of the date first written above.

                        LASERSIGHT INCORPORATED, a Delaware corporation


                        By:  /s/ Danghui Liu
                                             ----------------------------------
                        Name:Danghui Liu
                                        ----------------------------------------
                        Title: President & CEO
                                              ----------------------------------



                        GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as successor to GE HFS HOLDINGS, INC., a Delaware corporation f/k/a (name change effective 05/03) HELLER HEALTHCARE FINANCE, INC., a Delaware corporation


                        By:  /s/ Richard Arrowsmith
                                                   -----------------------------
                        Name:Richard Arrowsmith
                                               ---------------------------------
                        Title:VP
                                ------------------------------------------------